John Hancock
Classic Value Fund
Quarterly portfolio holdings 7/31/2022

Fund’s investments
As of 7-31-22 (unaudited)
	Shares	Value
Common stocks 99.5%		$2,275,334,087
(Cost $1,894,276,891)
Consumer discretionary 19.7%		450,208,718
Auto components 5.0%
Lear Corp.	754,364	114,014,576
Hotels, restaurants and leisure 1.6%
Booking Holdings, Inc. (A)	19,009	36,795,531
Household durables 5.6%
Mohawk Industries, Inc. (A)	327,302	42,051,761
Newell Brands, Inc.	4,223,612	85,359,199
Textiles, apparel and luxury goods 7.5%
Gildan Activewear, Inc.	2,380,348	69,791,803
PVH Corp.	716,871	44,388,652
Skechers USA, Inc., Class A (A)	1,522,845	57,807,196
Energy 6.2%		142,384,497
Energy equipment and services 3.7%
Halliburton Company	1,174,132	34,402,068
NOV, Inc.	2,677,811	49,834,063
Oil, gas and consumable fuels 2.5%
Exxon Mobil Corp.	344,376	33,380,366
Shell PLC, ADR	463,994	24,768,000
Financials 32.4%		741,339,680
Banks 12.8%
Bank of America Corp.	1,390,415	47,009,931
Citigroup, Inc.	2,025,881	105,143,224
JPMorgan Chase & Co.	376,462	43,428,656
Wells Fargo & Company	2,199,601	96,496,496
Capital markets 2.7%
The Goldman Sachs Group, Inc.	115,221	38,413,529
UBS Group AG	1,463,618	23,769,156
Consumer finance 2.8%
Capital One Financial Corp.	590,429	64,846,817
Diversified financial services 5.4%
Equitable Holdings, Inc.	2,579,009	73,321,226
Voya Financial, Inc.	846,233	50,909,377
Insurance 8.7%
American International Group, Inc.	1,263,768	65,425,269
Axis Capital Holdings, Ltd.	1,138,375	57,476,554
MetLife, Inc.	1,187,343	75,099,445
Health care 9.2%		209,219,991
Health care providers and services 5.5%
Cardinal Health, Inc.	429,243	25,565,713
Fresenius Medical Care AG & Company KGaA, ADR	2,669,868	49,445,955
McKesson Corp.	144,800	49,460,784
Pharmaceuticals 3.7%
Bristol-Myers Squibb Company	795,581	58,697,966
Pfizer, Inc.	515,731	26,049,573
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials 9.4%		$214,415,279
Industrial conglomerates 5.4%
General Electric Company	1,666,382	123,162,294
Machinery 4.0%
Wabtec Corp.	976,281	91,252,985
Information technology 12.0%		274,591,058
IT services 10.0%
Amdocs, Ltd.	915,358	79,691,067
Cognizant Technology Solutions Corp., Class A	1,231,061	83,662,906
SS&C Technologies Holdings, Inc.	1,099,747	65,072,030
Technology hardware, storage and peripherals 2.0%
Hewlett Packard Enterprise Company	3,241,928	46,165,055
Materials 3.0%		68,479,035
Chemicals 3.0%
Dow, Inc.	1,286,958	68,479,035
Utilities 7.6%		174,695,829
Electric utilities 7.6%
Edison International	1,398,659	94,787,120
NRG Energy, Inc.	2,116,787	79,908,709

	Yield (%)	Shares	Value
Short-term investments 0.4%			$9,619,427
(Cost $9,619,427)
Short-term funds 0.4%			9,619,427
State Street Institutional Treasury Money Market Fund, Premier Class	1.6635(B)	9,619,427	9,619,427

Total investments (Cost $1,903,896,318) 99.9%	$2,284,953,514
Other assets and liabilities, net 0.1%	2,435,869
Total net assets 100.0%	$2,287,389,383

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-22.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK CLASSIC VALUE FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
4	|